                                  EXHIBIT 99.2
           LOAN AGREEMENT WITH CENTRAL CAROLINA BANK AND TRUST COMPANY
                               DATED JUNE 2, 1999

                                   $35,000,000

                                 LOAN AGREEMENT

                                   DATED AS OF

                                  JUNE 2, 1999

                                     BETWEEN

                          FIRSTSPARTAN FINANCIAL CORP.

                                       AND

                     CENTRAL CAROLINA BANK AND TRUST COMPANY

                                TABLE OF CONTENTS

                                 LOAN AGREEMENT

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.01. Definitions..............................................1
                    -----------

      SECTION 1.02.  Accounting Terms........................................6
                     ----------------

      SECTION 1.03.  References..............................................6
                     ----------

      SECTION 1.04.  Use of Defined Terms....................................6
                     --------------------

      SECTION 1.05.  Terminology.............................................6
                     -----------

                                   ARTICLE II

                                    THE LOAN

      SECTION 2.01.  Commitment to Lend......................................7
                     ------------------

      SECTION 2.02.  Note....................................................7
                     ----

      SECTION 2.03.  Interest Rates..........................................7
                     --------------

      SECTION 2.04.  Repayment of Principal and Interest.....................7
                     -----------------------------------

      SECTION 2.05.  Prepayment..............................................7
                     ----------

      SECTION 2.06.  General Provisions as to Payments.......................7
                     ---------------------------------

      SECTION 2.07.  Computation of Interest.................................8
                     -----------------------

      SECTION 2.08.  Collateral..............................................8
                     ----------

                                   ARTICLE III

                              CONDITIONS OF LENDING

      SECTION 3.01.  Conditions..............................................8
                     ----------

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      SECTION 4.01.  Corporate Existence and Power...........................9
                     -----------------------------

      SECTION 4.02.  Corporate and Governmental Authorization; No
                     --------------------------------------------
                      Contravention..........................................9
                      -------------

      SECTION 4.03.  Binding Effect..........................................9
                     --------------

      SECTION 4.04.  Financial Information...................................9
                     ---------------------

      SECTION 4.05.  Litigation.............................................10
                     ----------

      SECTION 4.06.  Not an Investment Company..............................10
                     -------------------------

      SECTION 4.07.  Ownership of Property; Liens...........................10
                     ----------------------------

      SECTION 4.08.  No Default.............................................10
                     ----------

      SECTION 4.09.  Full Disclosure........................................10
                     ---------------

      SECTION 4.10.  Environmental Matter...................................10
                     --------------------

      SECTION 4.11.  Compliance with Laws...................................11
                     --------------------

      SECTION 4.12.  Capital Stock..........................................11
                     -------------

      SECTION 4.13.  Margin Stock...........................................11
                     ------------

      SECTION 4.14.  Insolvency.............................................11
                     ----------

      SECTION 4.15.  Compliance with ERISA..................................12
                     ---------------------

      SECTION 4.16.  Taxes..................................................12
                     -----

      SECTION 4.17.  Subsidiaries...........................................12
                     ------------

      SECTION 4.18.  Compliance with Office of Thrift Supervision
                     --------------------------------------------
                      Requirements..........................................12
                      ------------

      SECTION 4.19.  Year 2000..............................................12
                     ---------

      SECTION 4.20.  Standards..............................................12
                     ---------

                                    ARTICLE V

                                    COVENANTS

      SECTION 5.01.  Information............................................13
                     -----------

      SECTION 5.02.  Inspection of Property, Books and Records..............13
                     -----------------------------------------

      SECTION 5.03.  Collateral.............................................14
                     ----------

      SECTION 5.04.  Debt...................................................14
                     ----

      SECTION 5.05.  Financial Positions....................................14
                     -------------------

      SECTION 5.06.  Negative Pledge........................................14
                     ---------------

      SECTION 5.07.  Maintenance of Existence...............................15
                     ------------------------

      SECTION 5.08.  Dissolution............................................15
                     -----------

      SECTION 5.09.  Consolidations, Mergers and Sales of Assets............15
                     -------------------------------------------

      SECTION 5.10.  Use of Proceeds........................................15
                     ---------------

      SECTION 5.11.  Compliance with Laws: Payment of Taxes.................15
                     --------------------------------------

      SECTION 5.12.  Insurance..............................................16
                     ---------

      SECTION 5.13.  Maintenance of Property................................16
                     -----------------------

      SECTION 5.14.  Environmental Notices..................................16
                     ---------------------

      SECTION 5.15.  Environmental Release..................................16
                     ---------------------

      SECTION 5.16.  Ownership of First Federal Bank........................16
                     -------------------------------

                                   ARTICLE VI

                                    DEFAULTS

      SECTION 6.01.  Events of Default......................................16
                     -----------------

      SECTION 6.02.  Inconsistency..........................................18
                     -------------

                                   ARTICLE VII

                      CHANGE IN CIRCUMSTANCES; COMPENSATION

      SECTION 7.01.  Illegality.............................................19
                     ----------

                                 ARTICLE VIII

                                  MISCELLANEOUS

      SECTION 8.01.  Notices................................................19
                     -------

      SECTION 8.02.  No Waivers.............................................19
                     ----------

      SECTION 8.03.  Expenses; Documentary Taxes; Indemnification...........19
                     --------------------------------------------

      SECTION 8.04.  Amendments and Waivers.................................20
                     ----------------------

      SECTION 8.05.  Successors and Assigns.................................20
                     ----------------------

      SECTION 8.06.  North Carolina Law.....................................20
                     ------------------

      SECTION 8.07.  Severability...........................................20
                     ------------

      SECTION 8.08.  Interest...............................................20
                     --------

      SECTION 8.09.  Interpretation.........................................20
                     --------------

      SECTION 8.10.  Consent to Jurisdiction................................20
                     -----------------------

      SECTION 8.11.  Counterparts...........................................21
                     ------------

      SECTION 8.12.  Setoffs................................................21
                     -------

      SECTION 8.13.  Confidentiality........................................21
                     ---------------

      SECTION 8.14.  Termination of Securities Pledge Agreement.............21
                     ------------------------------------------

                                 LOAN AGREEMENT

      AGREEMENT dated as of June 2, 1999, between FIRSTSPARTAN FINANCIAL CORP. and CENTRAL CAROLINA BANK AND TRUST COMPANY.

The parties hereto agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

      SECTION  1.01.  Definitions.  The terms as  defined in this  Section  1.01
                      -----------
shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meaning set forth herein:

      "Applicable Margin" has the meaning set forth in Section 2.03(a).

      "Authority" has the meaning set forth in Section 7.01.

      "Bank" means Central Carolina Bank and Trust Company and its successors and assigns.

      "Borrower" means FirstSpartan Financial Corp., a Delaware corporation, and its successors.

      "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act.

      "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Inventory System established pursuant to CERCLA.

      "Change of Law" has the meaning set forth in Section 7.01.

      "Closing Date" means June 23, 1999, or such other date as agreed to by the parties.

      "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code. Any reference to any provision of the Code shall also be deemed to be a reference to any successor provision or provision thereof.

      "Consolidated Subsidiary" means at any date, any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

      "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under
Section 1563 of the Code.

      "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, excluding: (a) any First Federal Bank (Spartanburg, SC) overnight federal funds borrowings; and (b) deposit accounts, escrow accounts, certificate of deposits accounts, treasury tax and loan deposits and other sums deposited with First Federal Bank, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all obligations (absolute or contingent) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument with an expiration date more than one year from such date, (vii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (viii) all Debt of others Guaranteed by such Person.

      "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

      "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder).

      "Dollars" or "$" means dollars in lawful currency of the United States of America.

      "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in North Carolina are authorized by law to close.

      "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

      "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.

      "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirement, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

      "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, groundwater or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

      "Environmental  Liabilities"  means  any  liabilities,   whether  accrued,
contingent or otherwise, arising from or in any way associated with any Environmental Requirement.

      "Environmental Notices" means notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

      "Environmental   Proceedings"   means  any   judicial  or   administrative
proceedings arising from or in any way associated with any Environmental Requirement.

      "Environmental Releases" means releases as defined in CERCLA or under any applicable Environmental Law.

      "Environmental Requirement" means any legal requirement relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or any Environmental Law.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

      "Euro-Dollar Reserve Percentage" means, for any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency Liabilities" (as that term is defined in Regulation D), but only if the Bank has Eurocurrency Liabilities subject to such reserve requirement as such time. The Euro-Dollar Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

      "Event of Default" has the meaning set forth in Section 6.01.

      "Final Maturity Date" means August 15, 1999.

      "Fiscal Year" means any fiscal year of the Borrower and its Consolidated Subsidiaries.

      "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

      "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment
of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term "Guarantee" shall
                                        --------
not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a correspondent meaning.

      "Hazardous Materials" means, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) any "hazardous substance", "pollutant" or "contaminant", as defined in CERCLA, or in any applicable state or local law or regulations, (c) gasoline, or any petroleum product or by-product, including crude oil or any fraction thereof, (d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable or local law or regulation, and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

      "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, Loan or advance to such Person, making a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise.

      "Lending Office" means, as to the Bank, its office located at its address set forth on the signature page hereof or such other office as the Bank may hereafter designate as its Lending Office by notice to the Borrower.

      "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, servitude or encumbrance of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

      "Loan" means the loan made by the Bank to the Borrower pursuant to Section
2.01 in the original principal amount of $35,000,000.

      "Loan Documents" means this Agreement, the Note, and any other document evidencing, relating to or securing the Loan and any other document or instrument delivered from time to time in connection with this Agreement, the Note, or the Loan, as such documents and instruments may be amended or supplemented from time to time.

      "LIBOR Rate" means the London Interbank Offered Rates (LIBOR) for a three-month period as published from time to time in the "Money Rates" section of the Wall Street Journal, Eastern Edition, or if such rate ceases to be so
       --------------------
published, a comparable rate determined in good faith by the Bank after consultation with the Borrower.

      "Margin Stock" means "margin stock" as defined in Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

      "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business or properties of the Borrower and its Consolidated Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document; provided that any effect resulting from (i) any changes in laws,
           --------
rules, or regulations or generally accepted accounting principles or regulatory requirement or interpretations thereof that apply to Borrower or it Consolidated Subsidiaries, and to similarly situated financial and/or depository institutions or (ii) changes in economic conditions, including, but not limited to, changes in the general level of market interest rates, shall not be considered in determining whether a Material Adverse Effect has occurred.

      "Note" means the promissory note of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loan, such term to include all modifications or amendments thereto and all promissory notes of the Borrower delivered in exchange therefor or in replacement thereof.

      "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

      "Person" means an individual, a corporation, a limited liability company, a limited liability partnership, a partnership, (including without limitation, a joint venture), an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or any agency or instrumentality thereof.

      "Plan" means at any time an employee pension benefit plan which is covered by Title IV of

ERISA or is subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five (5) plan years made contributions.

      "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

      "Responsible Officer" means any senior executive officer of the Borrower, including, without limitation, the President, Chief Financial Officer, Chief Executive Officer and Treasurer.

      "Securities Pledge Agreement" means the Securities Pledge Agreement between the Borrower and the Bank in the form of Exhibit B attached hereto.

      "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower. The term Subsidiary shall not include First Trust Corporation (Greenville, SC).

      "Wholly Owned Subsidiary" means any Subsidiary, all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

      SECTION 1.02.  Accounting Terms.  Unless otherwise  specified herein,  all
                     ----------------
terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Bank.

      SECTION 1.03. References.  Unless otherwise indicated,  references in this
                    ----------
Agreement to "Sections" are references to sections hereof.

      SECTION 1.04.  Use of Defined  Terms.  All terms defined in this Agreement
                     ---------------------
shall have the same meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall otherwise require.

      SECTION 1.05.  Terminology.  All personal pronouns used in this Agreement,
                     -----------
whether used in the masculine, feminine or neuter gender, shall include all other genders and the singular shall include the plural and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

                                   ARTICLE II

                                    THE LOAN

      SECTION  2.01.  Commitment  to Lend.  The Bank  agrees,  on the  terms and
                      -------------------
conditions  set forth  herein,  to make the Loan to the  Borrower on the Closing
Date.

      The closing of the Loan hereunder shall take place at the main office of the Bank in Durham, North Carolina, or such other place as the parties may agree, on the Closing Date. Not later than 11:00 A.M. (Durham, North Carolina time) on the Closing Date, upon receipt of the documents required by Section 3.01, the Bank will advance at the Bank's main office, in immediately available funds, the amount of the Loan to the Borrower.

      SECTION  2.02.  Note.  The Loan  shall be  evidenced  by the Note,  in the
                      ----
principal amount of $35,000,000.00, payable to the order of the Bank, dated the Closing Date and stated to mature on the Final Maturity Date. The Note shall bear interest in accordance with Section 2.03.

      SECTION 2.03.  Interest Rates.
                     --------------

      (a) "Applicable Margin" means one percent (1.00%).

      (b) The Loan shall bear interest on the outstanding principal amount thereof, at a rate per annum equal to the sum of the Applicable Margin plus the LIBOR Rate. The initial interest rate shall be based on the LIBOR Rate as of the date hereof. The initial rate shall be subject to change on the first calendar day of each month based upon the LIBOR Rate published on such date, or if the LIBOR Rate is not published on such date, as most recently published prior to the first calendar day of such month.

      (c) After the occurrence and continuance of a Default, the principal amount of the Loan and, to the extent permitted by applicable law, all accrued interest thereon, may, at the election of the Bank, bear interest at the Default Rate.

      SECTION 2.04. Repayment of Principal and Interest.  The Borrower shall pay
                    -----------------------------------
to the Bank the aggregate principal of and interest on the Loan as follows: interest shall be paid monthly in arrears beginning July 1, 1999, and continuing on the first day of each consecutive month thereafter; principal and all accrued but unpaid interest shall be paid on the Final Maturity Date.

      SECTION  2.05.  Prepayment.  The  Borrower  may at  any  time  prepay  the
                      ----------
indebtedness evidenced by the Note without penalty.

      SECTION 2.06.  General Provisions as to Payments.
                     ---------------------------------
      (a) The Borrower shall make the payment of principal of, and interest on, the Loan, not later than 11:00 A.M. (Spartanburg, South Carolina time) on the date when due, in Federal or other funds immediately available in Spartanburg, South Carolina, at the Bank's address as set forth on the signature page hereof or such other address as may be designated by the Bank.

      SECTION 2.07.  Computation of Interest.  Interest shall be computed on the
                     -----------------------
basis of a year of 360 days and paid for the actual number of days elapsed.

      SECTION  2.08  Collateral.  The loan will be secured  by a first  priority
                     ----------
security interest and lien on all of the issued and outstanding shares of capital stock of First Federal Bank.

                                   ARTICLE III

                              CONDITIONS OF LENDING

      SECTION 3.01.  Conditions.  The obligation of the Bank to make the Loan is
                     ----------
subject to the satisfaction of the following conditions:

      (a) receipt by the Bank from the Borrower of a duly executed counterpart of this Agreement signed by the Borrower;

      (b) receipt by the Bank of the duly executed Note;

      (c) receipt by the Bank of an opinion, satisfactory to the Bank, of Muldoon, Murphy & Faucette LLP, counsel for the Borrower, dated the Closing Date, substantially in the form of Exhibit D, and covering such additional matters relating to the transactions contemplated hereby as the Bank may reasonably request and as shall be reasonably agreed to by the Borrower;

      (d) receipt by the Bank of a certificate, dated the Closing Date, substantially in the form of Exhibit C hereto, signed by a principal officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the Closing Date, and (ii) the representations and warranties of the Borrower contained in Article IV hereof are true in all material respects on and as of the Closing Date;

      (e) receipt by the Bank of a properly executed Securities Pledge Agreement and any other documents reasonably required by the Bank or required by law to properly perfect the Bank's interest in the Collateral;

      (f) the Collateral must be provided to the Bank on the Closing Date and be properly pledged to the Bank to secure this Loan and must be accompanied by a separate stock power duly executed in blank;

      (g) receipt by the Bank of all documents which the Bank may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement, the Note, any other matter relevant hereto, all in form and substance satisfactory to the Bank, including without limitation a certificate of incumbency of the Borrower, signed by the Secretary or an Assistant Secretary of the Borrower, substantially in the form of Exhibit E hereto, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver the Loan Documents, and certified copies of the following items: (i) the Borrower's Certificate of Incorporation, (ii) the Borrower's Bylaws, (iii) a certificate of the Secretary of State of the State of Delaware as to the good standing of the Borrower as a Delaware corporation, and (iv) the action taken by the Board of Directors of the Borrower authorizing the Borrower's execution, delivery and performance of this Agreement, the Note and the other Loan Documents to which the Borrower is a party.

                                  ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants that:

      SECTION 4.01. Corporate Existence and Power. The Borrower is a corporation
                    -----------------------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary and where the failure to so qualify would have a Material Adverse
Effect on the Borrower and its Subsidiaries taken as a whole, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

      SECTION 4.02. Corporate and Governmental Authorization;  No Contravention.
                    -----------------------------------------------------------
The execution, delivery and performance by the Borrower of this Agreement, the Note and the other Loan Documents to which it is a party (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or any of its Subsidiaries or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries other than a Lien in favor of the Bank.

      SECTION  4.03.  Binding  Effect.  This  Agreement  constitutes a valid and
                      ---------------
binding agreement of the Borrower enforceable in accordance with its terms, and the Note and the other Loan Documents, when executed and delivered will be valid and binding agreements of Borrower enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject
                  --------
in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

      SECTION 4.04.  Financial Information.
                     ---------------------

      (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of June 30, 1998, and the related consolidated statements of net earnings, shareholder's equity and cash flows for the Fiscal Year then ended, reported on and audited by Deloitte & Touche LLP, copies of which have been delivered to the Bank, and the unaudited consolidated financial statements of the

Borrower for the interim period ended March 31, 1999, copies of which have been delivered to the Bank, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such periods stated.

      (b) Since March 31, 1999, there has been no event, act, condition or occurrence having a Material Adverse Effect.

      SECTION 4.05. Litigation.  There is no action, suit or proceeding pending,
                    ----------
or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official other than as previously disclosed to the Bank in writing which would be reasonably likely to have a Material Adverse Effect or which in any manner draws into question the validity or enforceability of the Loan Documents.

      SECTION 4.06. Not an Investment  Company.  Neither the Borrower nor any of
                    --------------------------
its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      SECTION 4.07.  Ownership of Property,  Liens. The Borrower and each of its
                     -----------------------------
Subsidiaries have title to their properties sufficient for the conduct of its business, and none of such property is subject to any Lien, except as permitted in Section 5.06.

      SECTION 4.08. No Default. Neither the Borrower nor any of its Subsidiaries
                    ----------
is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound having a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

      SECTION 4.09. Full Disclosure. All information heretofore furnished by the
                    ---------------
Borrower to the Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified.

      SECTION 4.10.  Environmental Matters.
                     ---------------------

      (a) To the best knowledge of the Borrower neither the Borrower nor any Subsidiary is subject to any Environmental Liability or has been designated by an Environmental Authority as a potentially responsible party under CERCLA or under any state statute similar to CERCLA which would be reasonably likely to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary nor, to the best knowledge of the Borrower, any of the Properties have been identified on any current (i) National Priorities List under 40 C.F.R. ss. 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

      (b) As used in this Section 4.10:

      (i) "Responsible Environmental Officer" means (i) any officer or manager of the Borrower or a Subsidiary of the Borrower who is (or with others are) the primary Person(s) responsible for the environmental condition of the Properties and the Properties' compliance with Environmental Requirements; and (ii) the respective successors of the foregoing Persons.

      (ii) "Properties" means all real property owned, leased or (to the best knowledge of the Responsible Environmental Officers without an independent inquiry having been conducted for any purpose) otherwise occupied by the Borrower or any Subsidiary, wherever located; provided, however, that with respect to the second sentence of Section 4.10(a) the term "Properties" shall not include any real property that the Borrower or any Subsidiary holds title to in its capacity solely as trustee or in another fiduciary capacity.

      (iii) A Material Adverse Effect shall be deemed to have occurred: (1) with regard to an Environmental Liability applicable to any single Property if such Environmental Liability is in an amount equal to or greater than three percent (3%) of Borrower's stockholders' equity; or (2) if, at any time, the total Environmental Liabilities applicable to the Borrower and its Subsidiaries are in an aggregate amount equal to or greater than five percent (5%) of Borrower's stockholders' equity.

      SECTION  4.11.  Compliance  with  Laws.  To the  best  of  the  Borrower's
                      ----------------------
knowledge, the Borrower and each Subsidiary are in compliance with all applicable laws, including, without limitation, all Environmental Laws, except where any failure to comply with any such laws would not, alone or in the aggregate, have a Material Adverse Effect.

      SECTION 4.12. Capital Stock. All capital stock,  debentures,  bonds, notes
                    -------------
and all other securities of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The issued shares of capital stock of the Borrower's Wholly Owned Subsidiaries are owned by the Borrower free and clear of any Lien (other than in favor of the Bank) or adverse claim.

      SECTION  4.13.  Margin  Stock.   Neither  the  Borrower  nor  any  of  its
                      -------------
Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any loan will be used to purchase or carry any Margin Stock in a manner which violates, or which is inconsistent with, the provisions of Regulations G, T, U or X, or to extend credit to others for the purpose of purchasing or carrying any Margin Stock in a manner which violates, or which is inconsistent with, the provisions of Regulations G, T, U or X, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulations G, T, U or X.

      SECTION  4.14.  Insolvency.  After  giving  effect  to the  execution  and
                      ----------
delivery of the Loan Documents and the making of the Loans under this Agreement, the Borrower will not be "insolvent" within the meaning of such term is defined in ss. 101 of Title 11 of the United States Code or Section 2 of the Uniform Fraudulent Transfer Act, or any other applicable state law pertaining to fraudulent transfers, as each may be amended from time to time, or be unable to pay its debts generally as such debts become due.

      SECTION 4.15.  Compliance with ERISA.
                     ---------------------

      (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

      (b) Neither the Borrower nor any member of the Controlled Group is or ever has been obligated to contribute to any "Multiemployer Plan" as that term is defined in ss. 3(37) of ERISA..

      SECTION 4.16.  Taxes.  There have been filed on behalf of the Borrower and
                     -----
its Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid or adequate provision has been made for any such taxes on the Borrower's balance sheet. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

      SECTION  4.17.  Subsidiaries.  Each of the  Borrower's  Subsidiaries  is a
                      ------------
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary and where the failure to so qualify would have a Material Adverse Effect on the Borrower and it Subsidiaries taken as a whole, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The Borrower has no Subsidiaries except those Subsidiaries listed as follows: First Federal Bank, which is incorporated under the laws of the United States.

      SECTION 4.18.  Compliance with Office of Thrift Supervision  Requirements.
                     ----------------------------------------------------------
The Borrower and each Subsidiary are in compliance in all material respects with all published Office of Thrift Supervision regulatory requirements and will remain in full compliance in all material respects throughout the term of the loan.

      SECTION 4.19. Year 2000.  After surveying the internal  systems,  vendors,
                    ---------
and customers of Borrower and its Subsidiaries, Borrower represents that, to the best of its knowledge, it is not aware of any material problems with its, its Subsidiaries' or its vendors' systems' acceptance of the Year 2000, due to two digit date fields. The Borrower further represents that it and its Subsidiaries have a program in place to test their systems and will test or have tested their systems during 1999 to ensure Year 2000 compliance. The Borrower will promptly inform the Bank of any material changes with respect to Year 2000 compliance, and shall notify the Bank immediately of any circumstance related to Year 2000, either internal or external to the Borrower, that the Borrower reasonably believes may be detrimental to its or any Subsidiary's operations..

      SECTION 4.20.  Standards.
                     ---------

      (a) The Borrower's representations, warranties and covenants contained in this Agreement shall not be deemed to be untrue or breached as a result of effects arising solely from actions taken pursuant to this Agreement or in compliance with a written request of the Bank.

      (b) For purposes of this Agreement, "knowledge" shall mean actual knowledge of any of the members of the Board of Directors of the Borrower or any officer of the Borrower with the title ranking not less than vice president.

                                    ARTICLE V

                                    COVENANTS

      The Borrower agrees that, so long as any amount payable under the Note remains unpaid:

      SECTION 5.01.  Information.  The Borrower will deliver to the Bank:
                     -----------

      (a) within five (5) Domestic Business Days after the Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer or chief accounting officer of the Borrower stating that it is a "Notice of Default" and setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; and

      (b) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

      (c) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

      (d) consolidated quarterly financial statements, including a balance sheet and earnings statement, within 45 days of the end of each quarter;

      (e) if and when the Borrower or member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

      (f) promptly after the Borrower knows of the commencement thereof, notice of any litigation, dispute or proceeding involving a claim against the Borrower and/or any Subsidiary for $100,000 or more.

      SECTION 5.02. Inspection of Property, Books and Records. The Borrower will
                    -----------------------------------------
(i) keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities (except for each Subsidiary whose accounting matters are by applicable law required to be treated in accordance with statutory accounting principles, each of which Subsidiaries the Borrower shall cause to keep proper books of record and account in which full, true and correct entries in conformity with statutory accounting principles shall be made of all dealings and transactions in relation to such Subsidiary's business and activities); and (ii) permit, and will cause each Subsidiary to permit, representatives of the Bank at the Bank's expense after the occurrence of an Event of Default, to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective officers, employees and independent public accountants. The Borrower agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired, provided that
                                                                   --------
the Bank shall not conduct any environmental investigation without the express written authorization of the Borrower.

      SECTION 5.03 Collateral.  During the Loan, the Collateral shall consist of
                   ----------
and represent 100% of the issued and outstanding capital stock of First Federal Bank.

      SECTION 5.04. Debt. Neither the Borrower nor any of its Subsidiaries shall
                    ----
at any time incur, create, assume, or permit to exist any Debt except debt incurred pursuant to this Agreement without express written consent from the Bank, which shall not be unreasonably withheld, except that: (i) the Borrower may incur Debt to repay principal amounts due under this Agreement, (ii) the Borrower's Subsidiary may permit to exist the Debt outstanding to the Federal
Home  Loan  Bank of  Atlanta  as of March 31,  1999,  and  (iii) the  Borrower's
Subsidiary may incur Debt as a result of borrowings in the ordinary course of business from the Federal Home Loan Bank of Atlanta.

      SECTION  5.05.  Financial  Positions.  The  Borrower  shall  maintain  the
                      --------------------
following financial positions:

      (a) A minimum consolidated stockholders' equity of sixty million dollars ($60,000,000);

      (b) a ratio, on a consolidated basis, of stockholders' total equity to total assets of not less than 1:10 (one to 10); and

      (c) consolidated non-performing assets of not more than three-quarters of a percent (0.75%) of gross loans.

      SECTION 5.06.  Negative Pledge.  Neither the Borrower nor any Consolidated
                     ---------------
Subsidiary will create, assume or suffer to exist any Lien on any assets now owned or hereafter acquired by it, except:

      (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal amount not exceeding $100,000;

      (b) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or
             --------
within 18 months after the acquisition or completion of construction thereof;

      (c) Liens securing Debt owing by any Subsidiary to the Borrower;

      (d) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that (i) such debt is not secured by any
                            --------
additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

      (e) Liens created by First Federal Bank in the ordinary course of business and consistent with practices for securing any indebtedness owed to the Federal Home Loan Bank of Atlanta as of March 31, 1999.

      (f) Liens not otherwise permitted by the foregoing clauses of this Section, securing Debt (other than indebtedness represented by the Notes) in an aggregate principal amount at any time outstanding not to exceed $100,000.

      SECTION 5.07.  Maintenance  of Existence.  The Borrower  shall,  and shall
                     -------------------------
cause each Subsidiary to, maintain its corporate existence and carry on its business in the ordinary course.

      SECTION   5.08.   Dissolution.   Neither  the  Borrower  nor  any  of  its
                        -----------
Subsidiaries shall suffer or permit dissolution or liquidation either in whole or in part, except through corporate reorganization to the extent permitted by
Section 5.09.

      SECTION 5.09.  Consolidations,  Mergers and Sales of Assets.  The Borrower
                     --------------------------------------------
will not permit any Subsidiary to consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, provided that (a) the Borrower or any of its Subsidiaries may
                --------
merge with another Person (other than the Borrower) if (i) such Person was organized under the laws of the United Sates of America or one of its states,
(ii) the Borrower or its merging Subsidiary is the corporation surviving such merger, and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, and (b) Subsidiaries of the Borrower may merge with one another.

      SECTION  5.10.  Use of Proceeds.  The proceeds of the Loan will be used by
                      ---------------
the Borrower for the payment of a special cash distribution to the Borrower's stockholders.

      SECTION 5.11.  Compliance with Laws:  Payment of Taxes. The Borrower will,
                     ---------------------------------------
and will cause each of its Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued. The Borrower will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Borrower or Subsidiary, except liabilities being contested in good faith by appropriate proceedings diligently pursued.

      SECTION 5.12. Insurance.  The Borrower will maintain,  and will cause each
                    ---------
of its Subsidiaries to maintain (either in name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its properties in comparable amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

      SECTION 5.13. Maintenance of Property. The Borrower shall, and shall cause
                    -----------------------
each Subsidiary to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

      SECTION 5.14.  Environmental  Notices.  The Borrower  shall furnish to the
                     ----------------------
Bank prompt written notice of all Environmental Liabilities, pending, threatened or anticipated, Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting any real Property of Borrower or any Subsidiary (or any adjacent property as to which the Borrower has actual knowledge), and all facts, events, or conditions that could lead to any of the foregoing.

      SECTION 5.15.  Environmental  Release.  The Borrower  agrees that upon the
                     ----------------------
occurrence of an Environmental Release at or on any real property owned or leased by Borrower or any Subsidiary it will act immediately to investigate the extent of, and to take appropriate remedial action to eliminate the effects of, such Environmental Release in accordance with any and all Environmental Requirements.

      SECTION 5.16.  Ownership of First Federal Bank.  The Borrower shall not at
                     -------------------------------
any time own less than 100% of the issued and outstanding capital stock of First Federal Bank.

                                   ARTICLE VI

                                    DEFAULTS

      SECTION 6.01.  Events of Default.  If one or more of the following  events
                     -----------------
("Events of Default") shall have occurred and be continuing:

      (a) the Borrower shall fail to pay when due any principal of the Loan or shall fail to pay any interest, fee, or other amounts payable hereunder, within five (5) Domestic Business Days after written notice thereof has been given to the Borrower from the Bank; or

      (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.02(ii), 5.03 through 5.09, inclusive, and 5.15 and 5.16 for ten
(10) days after the earlier of (i) the first day on which a Responsible Officer has knowledge of such failure, or (ii) written notice thereof has been given to the Borrower by the Bank; or

      (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for thirty (30) days after the earlier of (i) the first day on which a Responsible Officer has knowledge of such failure or (ii) written notice hereof has been given to the Borrower by the Bank; or

      (d) any representation, warranty, certification or statement made by the Borrower in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made); or

      (e) the Borrower or any Subsidiary shall fail to make any payment in respect of Debt outstanding in an aggregate amount exceeding $100,000 (other than the Note) when due or within any applicable grace period; or

      (f) any event or condition shall occur which results in the acceleration of the maturity of Debt, in an aggregate principal amount in excess of $100,000, outstanding of the Borrower or any Subsidiary or the mandatory prepayment or purchase of such Debt by the Borrower (or its designee) or such Subsidiary (or its designee) prior to the scheduled maturity thereof, or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or any Person acting on such holders' behalf to accelerate the maturity thereof or require the mandatory prepayment or purchase thereof prior to the scheduled maturity thereof, without regard to whether such holders or other Person shall have exercised or waived their right to do so; or

      (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

      (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

      (i) a federal tax lien in any material amount shall be filed against the Borrower or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

      (j) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

      (k) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of more than 25% of the outstanding shares of the voting stock of the Borrower; or
(ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or

      (l) one or more judgments or orders for the payment of money in an aggregate amount in excess of $250,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall remain unsatisfied and unstayed for a period of 30 days; or

      (m) the occurrence of any event, act or condition which has a Material Adverse Effect,

then, and in every such event, the Bank may by notice to the Borrower declare the Note (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents to be, and the Note (together with all accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents, shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that if any Event of Default
                                        --------
specified in clause (g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Bank, the Loan shall thereupon automatically terminate and the Note (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan
Documents shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Notwithstanding the foregoing, the Bank shall have available to it all other remedies at law or equity and shall exercise any one of them at the desire of the Bank.

      SECTION 6.02. Inconsistency. In the event of any inconsistency between any
                    -------------
provisions of the Securities Pledge Agreement and ARTICLE VI of this Agreement, the provisions set forth in this Agreement shall prevail.

                                   ARTICLE VII

                      CHANGE IN CIRCUMSTANCES; COMPENSATION

      SECTION 7.01.  Illegality.
                     ----------

            [SECTION 7.01 INTENTIONALLY DELETED]

                                  ARTICLE VIII

                                  MISCELLANEOUS

      SECTION 8.01. Notices.  All notices,  requests and other communications to
                    -------
either party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at such other address or telecopy number set forth on the signature pages hereof or as such party may hereafter specify for the purpose of notice by the other party hereto. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopy number specified in this Section and the telecopy machine used by the sender provides a written confirmation that such telecopy has been so transmitted or receipt of such telecopy transmission is otherwise confirmed, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, and (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the
                                                    --------
Bank under Article II or Article VI shall not be effective until received.

      SECTION  8.02.  No Waivers.  No failure or delay by the Bank in exercising
                      ----------
any right, power or privilege hereunder or under the Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      SECTION 8.03. Expenses;  Documentary Taxes; Indemnification.  The Borrower
                    ---------------------------------------------
shall pay (i) all reasonable and documented out-of-pocket expenses of the Bank, including fees and disbursements of special counsel for the Bank, in connection with any waiver or consent under this Agreement or any of the other Loan Documents or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Bank, including fees and disbursements of counsel, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents. The Borrower shall indemnify the Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents, and the Borrower shall indemnify the Bank and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of this Agreement or any other Loan Document or from investigation, litigation (including, without limitation, any actions taken by the Bank to enforce this Agreement or any of the other Loan Documents) or other proceeding (including without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Bank, and each affiliate thereof and their respective directors, officers, employees and agents, upon demand, for any expenses (including, without limitation, legal counsel fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified.

      SECTION 8.04. Amendments and Waivers. Any provision of this Agreement, the
                    ----------------------
Note or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Bank.

      SECTION 8.05.  Successors  and Assigns.  The  provisions of this Agreement
                     -----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

      SECTION 8.06.  North  Carolina  Law. This  Agreement and the Note shall be
                     --------------------
construed in accordance with and governed by the laws of the State of North Carolina.

      SECTION  8.07.  Severability.  In case  any one or more of the  provisions
                      ------------
contained in this Agreement, the Note or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

      SECTION  8.08.  Interest.  In no event shall the amount of interest due or
                      --------
payable hereunder or under the Note exceed the maximum rate of interest allowed by applicable law, and in the event any payment of interest exceeding such rate is inadvertently made to the Bank by the Borrower or inadvertently received by the Bank, then such excess sum shall be credited as a payment of principal unless the Borrower shall notify the Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Bank not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

      SECTION 8.09. Interpretation. No provision of this Agreement or any of the
                    --------------
other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

      SECTION  8.10.  Consent to  Jurisdiction.  The  Borrower  and the Bank (a)
                      ------------------------
submit to personal jurisdiction in the State of North Carolina, the courts thereof and the United States District Courts sitting therein for the enforcement of this Agreement, the Note and the other Loan Documents, (b) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of North Carolina for the purpose of litigation to enforce this Agreement, the Note or the other Loan Documents for the giving of notice to it. Nothing herein contained, however, shall prevent the Bank or the Borrower from bringing any action or exercising any rights against any security and against the parties hereto personally, or against any assets of such parties, within any other state or jurisdiction.

      SECTION 8.11. Counterparts.  This Agreement may be signed in any number of
                    ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      SECTION 8.12. Setoffs. The Borrower hereby grants to the Bank, as security
                    -------
for the full and punctual payment and performance of the obligations of the Borrower under this Agreement, a continuing lien on and security interest in all deposits and other sums credited by or due from the Bank to the Borrower or subject to withdrawal by the Borrower; and regardless of the adequacy of any collateral or other means of obtaining repayment of such obligations, the Bank may at any time, upon or after the occurrence of any Event of Default, and without notice to the Borrower, set off the whole or any portion or portions of any or all such deposits and other sums against such obligations, whether or not any other Person or Persons could also withdraw money therefrom.

      SECTION  8.13.  Confidentiality.  The Bank  agrees  to  exercise  its best
                      ---------------
efforts to keep any information delivered or made available by the Borrower to it, which is clearly indicated to be confidential information, confidential from any one other than persons employed or retained by the Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loan; provided, however, that nothing herein shall prevent the
                        --------- --------
Bank from disclosing such information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over the Bank, (iii) which has been publicly disclosed, (iv) to the extent reasonably required in connection with any litigation to which the Bank or its affiliates may be a party, (v) to the extent reasonably required in connection with the exercise of any remedy hereunder,
(vi) to the Bank's legal counsel and independent auditors and (vii) to any actual or proposed participant or assignee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this
Section 8.13 and (vii) to any actual or proposed participant or assignee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 8.13.

      SECTION 8.14.  Termination of Securities Pledge Agreement.  The Securities
                     ------------------------------------------
Pledge Agreement shall be terminated and canceled upon the Borrower's payment and performance of all of its obligations under this Agreement and the Note.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                            FIRSTSPARTAN FINANCIAL CORP.



                             By:  /s/ Bill L. Painter
                                  -----------------------------------
                                  Bill L. Painter, President & Chief
                                          Executive Officer

                            Notice Address:
                            ---------------

                            FirstSpartan Financial Corp.
                            P.O. Box 1806
                            Spartanburg, South Carolina 29304
                            Attention: Bill L. Painter
                            Facsimile number: (864) 582-5286


                            CENTRAL CAROLINA BANK AND TRUST COMPANY



                             By:  /s/ Robert W. Jones
                                  ---------------------------------------
                                  Robert W. Jones, Chief Credit Officer &
                                         Executive Vice President

                            Notice Address:
                            ---------------

                            Central Carolina Bank and Trust Company
                            P.O. Box 931
                            Durham, North Carolina 27702
                            Attention: Robert W. Jones
                            Facsimile number: (919) 683-7440